J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Empower Shares)

(each, a “Fund” and together, the “Funds”)

Supplement dated March 5, 2021

to the Summary Prospectuses and Prospectus dated February 23, 2021

Effective immediately, the first paragraph of the “Risk/Return Summary — Purchase and Sale of Fund Shares” section in the Summary Prospectuses and Prospectus for each Fund is deleted in its entirety and replaced with the following:

The Fund’s Empower Shares are offered to clients of minority-, veteran-, and woman-owned Financial Intermediaries that have contracted with JPMorgan Distribution Services, Inc. and/or J.P. Morgan Investment Management Inc. (“MVW Financial Intermediaries”). Empower Shares may also be purchased, either directly from the Fund or through an electronic-trading platform sponsored by JPMorgan or its affiliates, by referral from a MVW Financial Intermediary.

Also, effective immediately, the first paragraph of the “How Your Account Works” section of the Prospectus for the Funds is deleted in its entirety and replaced with the following:

The Funds’ Empower Shares are offered to clients of minority-, veteran-, and woman-owned Financial Intermediaries that have contracted with JPMDS and/or JPMIM (“MVW Financial Intermediaries”). Empower Shares may also be purchased, either directly from the Funds or through an electronic-trading platform sponsored by JPMorgan or its affiliates, by referral from a MVW Financial Intermediary. The MVW Financial Intermediaries may impose policies, limitations and fees which are different than those described herein.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE

SUP-MMEMP-321